SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: September 8, 1999

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             0-12500                 13-3145265
(State or Other Jurisdiction         Commission File         IRS Employer
of Incorporation)                    Number)                 Identification No.)

               1770 St. James Place, Houston, Texas 7705 Suite 607
                    (Address of Principal Executive Offices)

                                  713-621-3882
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

      Noa Lendner has resigned from her position as a director of the Company.

ITEM 7. EXHIBITS

      None.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 1999                 Isramco, Inc.


                                        By: /s/ Haim Tsuf

                                        Haim Tsuf
                                        Chairman of the Board